FREMONT SMALL BUSINESS LOAN MASTER TRUST

FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

Series B and C Certificates and Variable Funding Certificate / Subordinated Series 1995-1

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SETTLEMENT PERIOD: June 1996       PAYMENT DATE: 7/15/96

As of the Record Date:
Series B Invested Amount .................................................    $100,000,000

Series B Pool Factor .....................................................   1.00000000000

Series C Invested Amount .................................................    $135,000,000
Series C Pool Factor .....................................................   1.00000000000

Subordinated Series 1995-1 Invested Amount ...............................     $30,000,000
Subordinated Series 1995-1 Pool Factor ...................................   1.00000000000

Variable Funding Certificate (VFC) Invested Amount .......................     $31,500,000

For the Settlement Period:                                                                            Per $1,000
                                                                                                      ----------
Gross Collections for the Settlement Period ..............................    $229,330,000               $773.46
Defaulted Amount for the Settlement Period ...............................               0                  0.00
Recoveries for the Settlement Period .....................................               0                  0.00

Certificate/Fee Distributions on: 7/15/96

     Interest on the Series B Certificates ...............................     $466,362.56                 $1.57
     Interest on the Series C Certificates ...............................      612,789.45                  2.07
     Interest on the Subordinated Series 1995-1 Certificates .............      150,408.77                  0.51
     Principal of the Series B Certificates ..............................            0.00                  0.00
     Principal of the Series C Certificates ..............................            0.00                  0.00
     Principal on the Subordinated Series 1995-1 Certificates ............            0.00                  0.00
     Servicing Fee .......................................................      525,812.48                  1.77
                                                                           ---------------             ---------
                             Total of distributions ......................   $1,755,373.26                 $5.92
                                                                           ===============            ==========

VFC activity for the June 1996 Settlement Period:

     Beginning principal of the Variable Funding Certificate .............  $18,000,000.00
     Principal from the Variable Funding Certificateholder ...............   13,500,000.00
     Principal to the Variable Funding Certificateholder .................            0.00
                                                                           ---------------
     Ending principal of the Variable Funding Certificate ................  $31,500,000.00
                                                                           ===============

     Interest for the Settlement Period for the VFC.......................     $122,835.42                 $0.41
     Liquidity Fees for the Settlement Period for the VFC ................       17,044.15                  0.06
                                                                           ---------------            -----------
     Total VFC Interest and Liquidity Fees for the Settlement Period......     $139,879.57                 $0.47
                                                                           ===============            ===========
As of the end of the June 1996 Settlement Period:

Subordinated Amounts:
    Series B Certificates .................................................     $23,456,791
    Series C Certificates .................................................     $31,666,667
    Variable Funding Certificate  (VFC) ...................................      $7,388,889
Aggregate Subordinated Transferor Amount ..................................     $38,528,249

Cash Collateral Account balance ...........................................              $0
Collection Account balance ................................................      $1,773,000
Excess Funding Account balance ............................................      $8,000,000

   -    Amounts per $1,000 are in relation to the aggregated Invested Amount (Series B and C, the VFC and Subordinated Series 1995-1) as of the Record Date.
   -    Interest is for the Interest Accrual Period ending July 14th.
   -    The Series B Certificate Rate was 5.99609% for this Interest Accrual Period.
   -    The Series C Certificate Rate was 5.83609% for this Interest Accrual Period.
   -    The Subordinated Series 1995-1 Certificate Rate was 6.44609% for this Interest Accrual Period

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